Exhibit 10.40

AMENDMENT NO. 1 TO LEASE AGREEMENT AND WORK LETTER AGREEMENT

THIS AMENDMENT NO. 1 TO LEASE AGREEMENT AND WORK LETTER AGREEMENT (“Amendment”) is made as of May 23, 2002, between NETWORK APPLIANCE, INC., a Delaware corporation (“Landlord”), and PALMSOURCE, INC., a Delaware corporation (“Tenant”).

THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

A.    Landlord and Tenant are now parties to that certain Lease Agreement, effective as of April 19, 2002 (the “Lease”), whereby Landlord leases to Tenant, and Tenant leases from Landlord, approximately 88,096 rentable square feet of space (the “Premises”) located in Landlord’s building located at 1240 Crossman Avenue in Sunnyvale, California.

B.    Landlord and Tenant are also now parties to that certain Improvement Agreement, effective as of April 19, 2002 (the “Improvement Agreement”) which sets forth the obligations of Landlord and Tenant with respect to the build out of the Premises. The Lease and Improvement Agreement are hereinafter referred to as the “Lease Documents.”

C.    Pursuant to the terms of the Improvement Agreement, Landlord has agreed to perform certain improvements to the Premises in accordance with the “Approved Plans” attached thereto. Tenant may request change orders to the Approved Plans pursuant to the terms of the Improvement Agreement. Tenant has requested certain change orders to the Approved Plans, the cost of which the parties have estimated to be $106,649. Those change orders, which are a part of the “Landlord’s Work” described in Exhibit B-1 attached hereto, are hereinafter referred to as the “Tenant’s Change Orders”. Tenant has requested that the cost of such Tenant’s Change Orders be paid in cash by Tenant to Landlord. Tenant’s Change Orders shall also require certain changes in the Furniture included with the Premises, as more particularly described below.

D.    Section 8.12 of the Lease states that Tenant may install and use a satellite/antenna on the roof of the Building in accordance with plans and specifications attached to the Lease as Schedule 4. Tenant has no immediate plans to install the satellite/antenna, and Schedule 4 is not currently attached to the Lease.

E.    Section 22.34 of the Lease states that either party thereto may terminate the Lease if the Master Lessor does not consent to its terms within forty five (45) days after the Effective Date of the Lease. However, after the Effective Date, but prior to the expiration of such forty-five (45) day time period, Landlord purchased the Project from the Master Lessor and terminated the Master Lease, rendering the need for Master Lessor’s written consent to the Lease obsolete.

F.    The parties hereto desire to modify the Lease Documents as hereinafter provided. Capitalized terms used herein shall have the same meaning given them in the Lease Documents.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

1.    Estimated Commencement Date.    The Estimated Commencement Date is hereby modified to August 15, 2002. Notwithstanding anything to the contrary in the Lease Documents, the Commencement Date shall not be affected as a result of the Tenant’s Change Orders.

2.    Approved Plans.    The “Approved Plans” attached to the Improvement Agreement as Exhibits B-1 and B-2 are hereby deleted in their entirety and replaced with the plans attached hereto as Exhibit B-1, which plans shall be the “Approved Plans” for the purposes of the Lease Documents.

3.    Payment of Change Orders Costs.    The cost of the Tenant’s Change Orders is agreed by the parties to be $106,649 (“Change Order Cost”). Tenant shall pay the Change Order Cost to Landlord upon execution of this First Amendment.

4.    Furniture.    The description of the Furniture to be included as part of the Premises pursuant to Section 1.4 of the Lease and attached thereto as Schedule 2 is hereby deleted in its entirety and replaced with the description of Furniture attached hereto as Schedule 2.

5.    Master Lessor’s Consent.    Master Lessor’s consent to the Lease is no longer required, and neither party shall have the right to terminate the Lease pursuant to Section 22.34 of the Lease, notwithstanding the failure of the Master Lessor to consent to its terms.

6.    Satellite/Antenna.    Landlord acknowledges that Tenant has no immediate plans to install a satellite/antenna on the roof of the Building and that a Schedule 4 is not currently attached to the Lease. Tenant acknowledges and agrees that at such time as Tenant determines to install a satellite/antenna, Schedule 4 will be provided in advance to Landlord for Landlord’s review and approval, which shall not be unreasonably withheld or delayed.

7.    Full Force and Effect.    Except as herein amended and supplemented, the Lease Documents shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment with duplicate counterparts as of the day and year first above written.

“Landlord”

NETWORK APPLIANCE, INC., a Delaware corporation

By:	/s/ THOM BRYANT

Name: Thom Bryant Title: VP WPR

“Tenant”

PALMSOURCE, INC., a Delaware corporation

By:	/s/ DOREEN S. YOCHUM

Name: Doreen S. Yochum Title: CAO

SCHEDULE 1
APPROVED PLANS

[TO BE ATTACHED]

Network Appliance
Building 5 Tenant Improvement
Sunnyvale, CA
Owner Revisions-Private Offices Delta 05
March 7, 2001

SHEET INDEX
ARCHITECTURAL
COVER SHEET
A5—0.1	TITLE SHEET	AS NOTED
A5—0.2	GENERAL NOTES AND ABBREVIATIONS	NTS
A5—0.3	GENERAL NOTES	NTS
A5—1.01	EXITING/OCCUPANCY FLOOR 1	1/8"=1'—0"
A5—1.02	EXITING/OCCUPANCY FLOOR 2	1/8"=1'—0"
A5—1.03	EXITING/OCCUPANCY FLOOR 3	1/8"=1'—0"
A5—1.04	SHELL/TI COORDINATION FLOOR 1	1/8"=1'—0"
A5—1.05	SHELL/TI COORDINATION FLOOR 2	1/8"=1'—0"
A5—1.06	SHELL/TI COORDINATION FLOOR 3	1/8"=1'—0"

CONSTRUCTION PLANS
A5—2.1	CONSTRUCTION PLAN FLOOR 1	1/8"=1'—0"
A5—2.2	CONSTRUCTION PLAN FLOOR 2	1/8"=1'—0"
A5—2.3	CONSTRUCTION PLAN FLOOR 3	1/8"=1'—0"

POWER + SIGNAL AND FURNITURE PLANS
A5—3.1	POWER + SIGNAL AND FURN. PLAN FLOOR 1	1/8"=1'—0"
A5—3.2	POWER + SIGNAL AND FURN. PLAN FLOOR 2	1/8"=1'—0"
A5—3.3	POWER + SIGNAL AND FURN. PLAN FLOOR 3	1/8"=1'—0"

RCP
A5—4.1	REFLECTED CEILING PLAN FLOOR 1	1/8"=1'—0"
A5—4.2	REFLECTED CEILING PLAN FLOOR 2	1/8"=1'—0"
A5—4.3	REFLECTED CEILING PLAN FLOOR 3	1/8"=1'—0"

FINISH PLANS
A5—5.1	FINISH PLAN FLOOR 1	1/8"=1'—0"
A5—5.2	FINISH PLAN FLOOR 2	1/8"=1'—0"
A5—5.3	FINISH PLAN FLOOR 3	1/8"=1'—0"
A5—5.4	FINISH SCHEDULE

ENLARGED PLANS
A5—6.11	ENLARGED FINISH PLANS	1/4"=1'—0"
A5—6.12	ENLARGED DELI FINISH PLAN	1/4"=1'—0"
A5—6.21	ENLARGED TYPICAL PRIVATE OFFICES PLAN	1/4"=1'—0"

ELEVATIONS
A5—7.11	ELEVATIONS FLOOR 1	1/4"=1'—0"
A5—7.12	ELEVATIONS FLOOR 1	1/4"=1'—0"
A5—7.13	ELEVATIONS FLOOR 1	1/4"=1'—0"
A5—7.14	ELEVATIONS FLOOR 1	1/4"=1'—0"
A5—7.15	ELEVATIONS FLOOR 3 (2 SIM)	1/4"=1'—0"
A5—7.16	ELEVATIONS FLOOR 3 (2 SIM)	1/4"=1'—0"
A5—7.17	ELEVATIONS FLOOR 3 (2 SIM)	1/4"=1'—0"
A5—7.18	ELEVATIONS FLOOR 1, 2 & 3	1/4"=1'—0"

DETAILS
A5—8.01	PARTITION DETAILS	AS NOTED
A5—8.02	PARTITION DETAILS	AS NOTED
A5—8.03	PARTITION DETAILS	AS NOTED
A5—8.11	CEILING DETAILS	AS NOTED
A5—8.21	MILLWORK DETAILS	AS NOTED
A5—8.31	FINISHES DETAILS	AS NOTED

DETAIL AREAS
A5—9.1	ENLARGED TOILET CORE PLANS AND ELEVATIONS	AS NOTED
A5—9.21	STAIR #1 PLANS/SECTION	AS NOTED
A5—9.22	STAIR #2 PLANS/SECTION	AS NOTED
A5—9.23	STAIR DETAILS	AS NOTED
A5—9.3	ELEVATOR PLAN, SECTION & DETAILS	AS NOTED

DOORS AND WINDOWS
A5—10.01	DOOR & WINDOW SCHEDULE FLOOR 1 & 2	NTS
A5—10.02	HARDWARE & GLASS SCHEDULE, NOTES	NTS
A5—10.03	DOOR DETAILS	AS NOTED

FOOD SERVICE CONSULTANT
FS1.1	EQUIPMENT PLAN	AS NOTED
FS1.2	BUILDING CONDITIONS PLAN	AS NOTED
FS1.3	PLUMBING ROUGH—IN PLAN	AS NOTED
FS1.4	ELECTRICAL ROUGH—IN PLAN	AS NOTED
FS1.5	SHEET NOTES, SYMBOLS & DETAILS	AS NOTED
FS1.6	EXISTING BLDG 1 DELI PLAN	AS NOTED

STRUCTURAL
TIS—1	GENERAL NOTES	AS NOTED
TIS—2	GENERAL NOTES	AS NOTED
TIS—3	TYPICAL CONCRETE DETAILS	AS NOTED
TIS—4	TYPICAL METAL DECK AND STEEL DETAILS	AS NOTED
TIS—5	STAIR #1 FRAMING PLANS/DETAILS	AS NOTED

MECHANICAL
M5—0	MECHANICAL LEGEND, INDEX & SYMBOLS	AS NOTED
M5—0.1	MECHANICAL ENERGY COMPLIANCE FORMS	AS NOTED
M5—0.2	MECHANICAL ENERGY COMPLIANCE FORMS	AS NOTED
M5—2.1	MECHANICAL FIRST FLOOR PLAN	AS NOTED
M5—2.2	MECHANICAL SECOND FLOOR PLAN	AS NOTED
M5—2.3	MECHANICAL THIRD FLOOR PLAN	AS NOTED
M5—2.4	MECHANICAL ROOF PLAN	AS NOTED
M5—3.1	MECHANICAL SCHEDULES	AS NOTED
M5—3.2	MECHANICAL SCHEDULES	AS NOTED
M5—5.1	CHILLED WATER PIPING DIAGRAM	AS NOTED
M5—5.2	HEATING HOT WATER DIAGRAM	AS NOTED
M5—5.3	MISCELLANEOUS DIAGRAMS	AS NOTED
M5—6.1	MECHANICAL DETAILS	AS NOTED
M5—6.2	MECHANICAL DETAILS	AS NOTED

PLUMBING
P5—0	PLUMBING LEGEND, INDEX & SYMBOLS	AS NOTED
P5—2.1	PLUMBING FIRST FLOOR PLAN	AS NOTED
P5—2.2	PLUMBING SECOND FLOOR PLAN	AS NOTED
P5—2.3	PLUMBING THIRD FLOOR PLAN	AS NOTED
P5—2.4	PLUMBING ROOF PLAN	AS NOTED
P5—2.5	ENLARGED KITCHEN & TOILET ROOM PLANS	AS NOTED
P5—2.6	ENLARGED TOILET ROOM PLANS	AS NOTED
P5—5.1	WASTE/VENT PIPING DIAGRAM	AS NOTED

ELECTRICAL
E5—0.0	COVER SHEET	AS NOTED
E5—0.1	SINGLE LINE DIAGRAM	AS NOTED
E5—0.2	FIRST FLOOR PANEL SCHEDULES	AS NOTED
E5—0.3	FIRST FLOOR PANEL SCHEDULES	AS NOTED
E5—0.4	FIRST FLOOR PANEL SCHEDULES	AS NOTED
E5—0.5	SECOND FLOOR PANEL SCHEDULES	AS NOTED
E5—0.6	SECOND FLOOR PANEL SCHEDULES	AS NOTED
E5—0.7	THIRD FLOOR PANEL SCHEDULES	AS NOTED
E5—0.8	THIRD FLOOR PANEL SCHEDULES
E5—0.9	FIXTURE SCHEDULE & TILE 24
E5—1.1	FIRST FLOOR LIGHTING PLAN	AS NOTED
E5—1.2	SECOND FLOOR LIGHTING PLAN	AS NOTED
E5—1.3	THIRD FLOOR LIGHTING PLAN	AS NOTED
E5—2.1	FIRST FLOOR POWER PLAN	AS NOTED
E5—2.1A	FIRST, SECOND, THIRD LAB POWER PLAN	AS NOTED
E5—2.2	SECOND FLOOR POWER PLAN	AS NOTED
E5—2.3	THIRD FLOOR POWER PLAN	AS NOTED
E5—3.0	ROOF NORTH ELECTRICAL PLAN	AS NOTED

[DIAGRAMS]

SCHEDULE 2

FURNITURE

[TO BE ATTACHED]

SCHEDULE 2

Network Appliance—1240 Crossman
Furniture Inventory

Private Office Typicals

(1) 24x60x48x24 Corner worksurface
(1) 24x60x38x24 Corner worksurface
(1) 30x24 Worksurface
(1) Keyboard tray
8x10 office	(2) 60” overhead shelves
Quantity: 274	(2) 60” wall mounted tack boards
(1) File/File pedestal
(1) Task light
(1) 48” wall mounted whiteboard
(1) Task chair
(1) Side chair

(1) 24x60x48x24 Corner worksurface
(1) 24x60x38x24 Corner worksurface
(1) 30x24 Worksurface
(1) Keyboard tray
10x17 office	(2) 60” overhead shelves
Quantity: 6	(2) 60” wall mounted tack boards
(2) File/File pedestal
(2) Task light
(1) 48” wall mounted whiteboard
(1) Task chair
(2) Side chairs
(1) 42” round table

First Floor

Room type	Room number	Furniture

Lobby	5.1.200	(1) Reception station
		(5) Soft seating chairs
		(1) Coffee table
		(1) Side table

Conference	5.1.249	(1) 60” Round table
		(5) Chairs
		(1) Whiteboard

Conference	5.1.250	(1) 60” Round table
		(5) Chairs
		(1) Whiteboard

Second Floor

Room type	Room number	Furniture

Break room	5.2.200	(3) Break room tables (6) Stools

Conference	5.2.205	(1) 48x84 table (8) Chairs (1) Whiteboard

Conference	5.2.216	(1) 58x216 table (20) Chairs (1) Whiteboard

Conference	5.2.225	(1) 42x96 table (8) Chairs (1) Whiteboard

Conference	5.2.226	(1) 48x120 table (10) Chairs (1) Whiteboard

Conference	5.2.227	(1) 60” Round table (5) Chairs (1) Whiteboard

Conference	5.2.228	(1) 58x192 table (14) Chairs (1) Whiteboard

Conference	5.2.229	(1) 48x96 table (8) Chairs (1) Whiteboard

Conference	5.2.238	(1) 48x121 table (10) Chairs (1) Whiteboard

Conference	5.2.239	(1) 48x144 table (12) Chairs (1) Whiteboard

Third Floor

Room type	Room number	Furniture

Reception	5.3.200	(6) Soft seating chairs (2) Coffee tables

Conference	5.3.205	(1) 48x84 table (8) Chairs (1) Whiteboard

Library	5.3.087	(1) 42” round table (2) chairs

Break room	5.3.216	(3) Break room tables (6) Stools

Conference	5.3.225	(1) 42x96 table (8) Chairs (1) Whiteboard

Conference	5.3.226	(1) 48x120 table (10) Chairs (1) Whiteboard

Conference	5.3.227	(1) 60” Round table (5) Chairs (1) Whiteboard

Conference	5.3.228	(1) 58x192 table (14) Chairs (1) Whiteboard

Conference	5.3.229	(1) 48x96 table (8) Chairs (1) Whiteboard

Boardroom	5.3.239	(1) 58x240 table (22) Chairs (1) Whiteboard

Conference	5.3.240	(1) 48x121 table (10) Chairs (1) Whiteboard

Conference	5.3.241	(1) 48x144 table (12) Chairs (1) Whiteboard

Lab/Conference	5.3.232C	(1) 30x96 table (4) chairs

Lab/Conference	5.3.232D	(1) 30x96 table (4) chairs

Lab/Conference	5.3.232E	(1) 30x96 table (4) chairs